CORPORATE OVERVIEW November 2024 ®

2 Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, , including statements regarding the estimated market for our product candidates, if approved, our development plans, our preclinical and clinical results and other future conditions, including our cash runway, and the safety, efficacy, and regulatory and clinical design or progress, potential regulatory submissions, approvals and timing thereof of any of our product candidates. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) the timing of and our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) the potential addressable market sizes for product candidates. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) and our other filings with the SEC. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

3 4 >$9B 5 2 2027 Praxis is positioned to bring more innovation to patients Assets in late stage Commercial opportunity across the portfolio High value clinical readouts within the next eighteen months Discovery platforms to optimize drug development Cash runway into

4 GENETICS Focus on therapeutic targets identified through human genetics TRANSLATIONAL TOOLS Translational tools validate potential of target and product candidate and can provide early proof of biology EFFICIENT & RIGOROUS Efficient, rigorous clinical development paths to proof- of-concept in humans applying an agile way of working PATIENT-GUIDED Patient-guided development strategies to deliver on what patients actually need Four pillars guide how we develop medicines

Two platforms to generate optimized therapies for defined patient populations

CEREBRUM™

SMALL MOLECULE PLATFORM

Cerebrum™ utilizes deep understanding of neuronal excitability and neuronal networks and applies a series of computational and experimental tools to develop orally available precision therapies

Molecule	Indication	Mechanism
ulixacaltamide	Essential Tremor	T-type calcium channel modulator
vormatrigine	Focal Onset Seizures & Generalized Epilepsy	Sodium channel functional state modulator for broad use
relutrigine*	DEE Epilepsies	Sodium channel functional state modulator for pediatric use
PRAX-020^	KCNT1 Epilepsy	KCNT1 specific inhibitor
PRAX-050	Not disclosed	Not disclosed

SOLIDUS™

ANTISENSE OLIGONUCLEOTIDE (ASO) PLATFORM

Solidus™ is an efficient, targeted precision medicine discovery and development engine for ASOs anchored on proprietary, computational methodology

Molecule	Indication	Mechanism
elsunersen**	SCN2A GoF	Gapmer ASO
PRAX-080+	PCDH19 Mosaic expression	Gapmer ASO
PRAX-090+	SYNGAP1 LoF	Splice switching ASO
PRAX-100+	SCN2A LoF	Splice switching ASO

^PRAX-020 (KCNT1) is a research collaboration with UCB

+PRAX-080 (PCDH19), PRAX-090 (SYNGAP1) & PRAX-100 (SCN2A-LoF) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health

* Relutrigine has received ODD and RPD from the FDA, and ODD from the European Medicines Agency for the treatment of SCN2A-DEE and SCN8A-DEE

** Elsunersen has received ODD and RPD from the FDA, and ODD and PRIME designations from the European Medicines Agency (EMA) for the treatment of SCN2A-DEE

PRAXIS 5

Four clinical stage assets and multitude of early-stage programs

Platform	Program	Pre clin	Ph 1	Ph 2	Ph 3	Upcoming Catalyst
CEREBRUM™ *SMALL MOLECULE PLATFORM*	**Ulixacaltamide** Essential Tremor					
	ESSENTIAL3 Study1 placebo controlled					Q1 2025 interim for Study 1
	ESSENTIAL3 Study 2 randomized withdrawal					
	Vormatrigine Focal Onset Seizures & Generalized Epilepsy					
	EMPOWER observational study					Enrolling
	RADIANT open label					1H 2025 topline results
	POWER1 Phase 2/3					2H 2025 topline results
	POWER2 Phase 2/3					1H 2025 begin enrollment
	Relutrigine DEEs					
	EMBOLD Cohort 2 SCN2A and SCN8A DEEs					1H 2026 topline results
	EMERALD Other DEEs					1H 2025 begin enrollment
	PRAX-020 KCNT1					
SOLIDUS™ *ASO PLATFORM*	**Elsunersen** SCN2A GoF DEE					
	Phase 1/2					Enrolling
	Registrational					Harmonize global protocol
	PRAX-080 PCDH19					
	PRAX-090 SYNGAP1					
	PRAX-100 SCN2A LoF					

*PRAX-020 (KCNT1) is a research collaboration with UCB

+PRAX-080 (PCDH19), PRAX-090 (SYNGAP1) & PRAX-100 (SCN2A-LoF) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health

PRAXIS 6

7 CEREBRUM SMALL MOLECULE PLATFORM

8 Ulixacaltamide Milestones Q1 2025: Study 1 interim analysis 2025: NDA filling

Essential tremor market is significantly underserved and ready for disruption

7M
US Prevalence[1]

~2M
ET patients seeking treatment

→ **$4bn+**
US ET Market

- Essential Tremor (ET) is the most prevalent movement disorder
- People with ET experience significant disturbance of their daily activities
- Hallmark feature of ET is action tremor that primarily affects the hands[2,3]
- Almost all ET patients suffer from at least one comorbid condition (e.g., depression, anxiety, sleep disorders, cognitive dysfunction)[4]

Vast majority of patients are left without any treatment option

- <30% of patients are eligible to receive propranolol due to other medications/health conditions
- Of those who start propranolol >50% discontinue after only 1 month
- Of those who start propranolol <20% still receive propranolol after 2 years

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259. 2. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 3. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7. 4. Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

PRAXIS 9

Modified Activities of Daily Living 11 (mADL11) as Primary Endpoint

11 items from the well-established TETRAS ADL scale

Each item is individually scored, up to a total of 33

- **0** = Slightly abnormal. Tremor is present but does not interfere with __.
- **1** = Mildly abnormal. Spills a little.
- **2** = Moderately abnormal. Spills a lot or changes strategy to complete task.
- **3** = Severely abnormal. Cannot drink from a glass or uses straw or sippy cup.

- Speaking
- Using Keys
- Pouring
- Writing
- Feeding with a spoon
- Carrying food trays, plates or similar items
- Overall disability with most affected task
- Dressing
- Hygiene
- Working
- Drinking from a glass

Each point reduction provides benefit to a patient's ability to perform regular activities

- Improvement based on regaining function
- ADL assessment performed by a physician
- Aligned with FDA as primary endpoint for Essential3 studies

TETRAS = TRG Essential Tremor Rating Assessment Scale; ADL = Activities of Daily Living

PRAXIS | 10

Surveys of >400 ET patients across the US highlight ongoing hidden burden of ET and associated challenges in managing everyday life

ET burden has a profound impact on daily activities

Up to 80% of patients with ET reported needing to adjust how they complete daily tasks due to their symptoms

Top Challenges:

- working / attending social events
- writing
- drinking from a glass

Patients with ET experience high psychosocial burden

Nearly all patients with ET experience a level of psychosocial burden, with many reporting feeling:

- hopeless
- ashamed
- worried
- frustrated
- sad

ET is inadequately managed and undertreated

Up to 77% of patients do not feel their ET symptoms are manageable with current treatments

Up to 50% of patients are not receiving treatment for their ET

Praxis data on file. The Essential Tremor Patient Research was conducted by Fuel Insights (www.fuelinsights.com) from June-July 2024. Two separate surveys were completed online and included 150 US adults living with ET and a further 261 US adults living with ET who were pre-screened, but did not qualify, for the Essential3 study (https://essential3study.com/)

PRAXIS | 11

12 US neurologists emphasize the need for more effective treatments and the importance of patient-physician dialogue in ET Praxis data on file. The Essential Tremor HCP Research was conducted by Fuel Insights (www.fuelinsights.com) in April 2024. The survey was fielded at the American Academy of Neurology meeting and included 152 neurologists who treat ET in the US, and who were primarily affiliated with academic centers. ET burden has a profound impact on daily activities Patients with ET experience high psychosocial burden ET is inadequately managed and undertreated 60% of neurologists reported mental and emotional challenges among the top three challenges for their ET patients 40% >90% of patients seen by neurologists are not receiving treatment of neurologists stated their patients’ descriptions of their ET symptoms and impact on daily activities influence treatment decisions 85% of neurologist visits are for patients seeking ET treatment Nearly 1/2 of neurologists rarely refer ET patients for specialist management

Essential1 Phase 2b study set foundation for the Essential3 Phase 3 program



Improvement in mADL11 in 8 weeks
ULIXACALTAMIDE
(n=78)
PLACEBO
(n=38)
Improvement
-2.69
-0.88
p = 0.042

Validated the clinical hypothesis

- Strong efficacy signal with robust endpoint (mADL11)
  - Early clinical benefit in 8-Week Study
  - Long-term, durable benefit
- Well-tolerated with a differentiated safety profile
- Tested Phase 3 design concepts

Sets up a clear path to registration

- Alignment with FDA on dose and primary endpoint
- Phase 3 program design structured around patient needs
- Robust recruitment strategy

Results from Essential1 study, p value is nominal

PRAXIS | 13

14 Using Essential1 to define clinical meaningfulness in essential tremor MSD=Meaningful Score Difference, PGI-C = Patient Global Impression of Change 8 6 4 2 0 -2 -4 -6 -8 -10 -12 -14 -16 -18 -20 • Patient response on mADL11 endpoint was well-correlated to PGI-C response • Aligned with recently issued guidance from Clinical Outcomes Assessment for novel endpoints ESSENTIAL1 ANCHOR-BASED ASSESSMENT PGI-C:mADL11

15 31% 55% 64% 0% 10% 20% 30% 40% 50% 60% 70% PLACEBO ULIXACALTAMIDE ULIXACALTAMIDE MAINTAINED Majority of patients achieved at least a 3-point change in mADL11 at 8 weeks Durable response in extension study patients who continued through 14 weeks Results from Essential1 study measuring participants achieving meaningful change at 8 and 14 weeks based on ≥3-point improvement from baseline https://praxismedicines.com/wp-content/uploads/2023/09/Giroux_MDS2023_E1_MSD_SUBMIT.pdf Essential1 Study – 8 weeks Essential1: % participants achieving > 3-point improvement in mADL11 Essential1 Extension–14 weeks p = 0.023

16 25% 48% 0% 10% 20% 30% 40% 50% Week 8 PROPRANOLOL + PLACEBO PROPRANOLOL + ULIXACALTAMIDE Adding ulixacaltamide benefitted more patients on propranolol Results from Essential1 study showing % of participants on stable propranolol dose achieving meaningful change at 8 weeks based on a meaningful score difference of ≥3 points Essential1: % of patients achieving a >3-point improvement in mADL11 Among patients who could tolerate propranolol, adding ulixacaltamide led to ~2-fold increase in the proportion achieving at least a 3-point improvement in mADL11

17 Essential3: An innovative Phase 3 program that optimizes all aspects of study conduct Single Recruiting Expert Review for Eligibility Screening Blinded Study Randomization Study 1: Placebo-controlled Parallel Group Study Ulixacaltamide, 60 mg Placebo Study 2: Randomized Withdrawal Study Ulixacaltamide, 60 mg Randomization 60 mg Placebo Long-term Safety Study Ulixacaltamide CT.gov NCT06087276 8 weeks 4 weeks 12 weeks

18 Essential3 Program is well powered Study Study 1 – Parallel Design Study 2 – Randomized Withdrawal Participants 400 200 Primary endpoint and power mADL11 Change from Baseline to Week 12 between ulixacaltamide and placebo 90% power to detect difference Difference in maintenance of response rate during the 4- week RW period between ulixacaltamide and placebo 90% power to detect difference Stratification Intention tremor status, family history, and propranolol use Main Secondary endpoints o TETRAS-ADL o CGI o PGI CGI = Clinical Global Impression (Severity); PGI = Patient Global Impression (Severity and Change)

19 Path to success De-risked Trial design based on key learnings from Essential1 Regulatory alignment based on successful End-of-Phase 2 meeting High Quality and Efficient Focused execution Single protocol: Optimized screening, enrollment, analysis Decentralized study to expand reach and reduce study burden to participants Patient-driven Approach mADL11 as a clinically meaningful primary endpoint NDA Readiness Clear path to filing in 2025 Interim Analysis Increases optionality, including potential for sample size re-estimation

20 Vormatrigine (PRAX-628) Milestones 1H 2025: Topline results for RADIANT 1H 2025: Begin enrolling POWER2 2H 2025: Topline results for POWER1

21 The Praxis epilepsy portfolio targets significant unmet need in both the common and rare epilepsy markets >$2.5B+ US Common Epilepsy Market Opportunity 3.5M US Prevalence for Common Epilepsy Praxis Epilepsy Portfolio Vormatrigine

22 Differentiated Profile Goal: Preferential action against neuronal hyperexcitability Vormatrigine: Precision medicine therapeutic for focal onset seizures and generalized epilepsy Next generation, functionally selective small molecule targeting the hyperexcitable states of sodium channels in the brain, with the potential to address limitations of current treatments  Ideal safety/tolerability profile  Achieves brain penetration  Rapidly achieves therapeutic concentrations without titration  Favorable half-life and PK profile  Optimized efficacy STIMULATION LEVEL epileptic range IDEAL DRUG healthy neuron non preferring drug NE UR AL A CT IV IT Y Untreated neuron

23 0.1 1 10 100 0 25 50 75 100 Dose (mg/kg) Pe rc en t p ro te ct ed PRAX-628 Cenobamate Lamotrigine XEN1101 Carbamazepine NBI-921352 Vormatrigine shows a differentiated pre-clinical profile Protective index (PI) measured as tolerability / efficacy (TD50 / ED50); MES = maximal electroshock seizure Praxis data on file; Bialer et al 2024 Epilepsia Vormatrigine has differentiated potency in the MES model Preclinical decision tree optimized for focal seizure drug discovery Progress Development Abandon Progress DevelopmentAbandon PI >2 PI >2 PI >2 PI < 2 PI < 2 PI < 2 Audiogenic MES (mouse) 6-Hz, 32mA (mouse) Vormatrigine Results

Ability to significantly exceed therapeutic concentrations while well tolerated

Vormatrigine has unprecedented margins over best-in-class ASMs based on MES efficacy and clinical tolerability in humans



Mean Fold of MES EC50 achieved at Steady State
No tolerability concerns
15.0
Additional tolerated margin for vormatrigine
toxicity and tolerability levels
4.8
2.5
5.0
Expected efficacy
CENOBAMATE 400mg
XEN1101 25mg
vormatrigine 20mg
vormatrigine 30mg

Source: Praxis data on file (Ph1 study), Cenobamate Cmax: >46,100 ng/mL, 400 mg Cmax (Vernillet et al 2020), XEN1101 Cmax: >107 ng/mL (Phase 1 data)
x MES EC50 = multiple of predicted human EC50 based on the rodent MES model; IEC2023_628-SAD-MAD

PRAXIS | 24

25 - 5 10 15 20 25 0 1 2 3 4 5 6 7 8 QE EG C OM PO SI TI VE C HA NG E HOURS POST DOSE 0 5 23 0 4 8 12 16 20 24 Cenobamate XEN1101 vormatrigine • Composite endpoint from qEEG showed separation of drug versus placebo in the SAD and MAD cohorts • Difference between vormatrigine and placebo significant for all doses at first point measured • Effect consistent with known PK profile • Vormatrigine achieves nearly complete coverage on Day 1 400 mg 25 mg 30 mg Vormatrigine composite qEEG change Hours of day 1 drug coverage Phase 1 study demonstrated brain activity and rapid achievement of therapeutic concentrations SAD = single ascending dose; MAD = multiple ascending dose Garimella et al AES 2023; Praxis data on file

The Phase 2 vormatrigine Photo Paroxysmal Response (PPR) study demonstrated proof of concept; de-risks advancing to studies in focal and generalized epilepsy

Study Results

- 100% response in treated patients
- Vormatrigine achieved between 3-13x multiples of MES EC_{50} exposure
- Safety was consistent with prior dose escalation study and AEs were mild



Assessment
Screening
Part A
15 mg
Part B
45 mg
Baseline
24h

- Patients must demonstrate PPR response during screening and baseline to be evaluable
- Response Assessment
  - **Partial:** Reduction, other than to zero, in the number of generalized PPR events at any assessment period vs baseline
  - **Complete:** Reduction to zero in the number of generalized PPR events at any assessment period vs baseline
- Safety monitored and PK samples collected during observation period

Dose	Categorical Response	Response Rate
15 mg	None	0% (0/5)
	Partial	20% (1/5)
	Complete	80% (4/5)
45 mg	None	0% (0/3)
	Complete	100% (3/3)
Evaluable Response		**100% (8/8)**

https://investors.praxismedicines.com/static-files/edc15000-7fcb-4d6d-b1de-1819898214a8
PRAXIS 26

27 Vormatragine presents an ideal precision ASM profile https://praxismedicines.com/wp-content/uploads/2023/12/Kahlig_AES2023_628-In-Vivo_Poster_Final.pdf https://praxismedicines.com/wp-content/uploads/2023/09/IEC2023_628-SAD-MAD.pdf Ability to significantly exceed therapeutic concentrations while well tolerated Rapidly achieves therapeutic concentrations after once-daily dose Significantly more potent than competitive molecules in highly translatable pre-clinical models Ideal Treatment Proof of concept achieved in epilepsy patients Three efficacy trials in the ENERGY program

28 Vormatrigine ENERGY program to demonstrate efficacy and bring an improved therapy to focal and generalized epilepsy patients • Registry to help epilepsy patients track their seizures • In partnership with The Epilepsy Study Consortium POWER1 designed to maximize opportunity to demonstrate efficacy POWER2 additionally designed to evaluate broader dosing Evaluate efficacy, safety and extensive PK in broader epilepsy patients EMPOWER POWER1 POWER2 RADIANT 2H 2024 1H 20261H 2025 2H 2025Objective

29 EMPOWER Observational Study to better understand patient journey In partnership with The Epilepsy Study Consortium (TESC) PA TI EN T PA TH W AY Multi-channel engagement of epilepsy patients to EMPOWER Patient consented and provides core medical data Patient is given a seizure diary/epilepsy tracker, trained using TESC guided materials Subset of patients contacted directly by a nurse navigator to help define their epilepsy/seizures Patients who may be eligible will receive direct follow up and/or be directed into the POWER trials

30 • Measuring seizure frequency, seizure freedom, safety and pharmacokinetics • Will allow the evaluation of vormatrigine in a broader population, including generalized epilepsy • Topline results in 1H 2025 RADIANT Phase 2 open label study to evaluate safety and efficacy in focal onset or generalized epileptic seizures QD = Once daily Screening / Observation 4 weeks 30 mg vormatrigine QD 8 weeks n ~ 50 Safety Follow-up 2 weeks post dose

31 Proposed study designs for POWER1 and POWER2 6 weeks, 30mg 12 weeks placebo • Screening • Observation • Randomization POWER1, n= 200 Safety follow-up • POWER1 initiated in Q4 2024 with topline readout 2H 2025 • POWER2 to initiate in 1H 2025 6 weeks, 20 mg POWER2, n= 300 • Screening • Observation • Randomization 6 weeks, 30 mg 12 weeks 10 mg 6 weeks, 20 mg 12 weeks placebo 6 s, 30 g Safety follow-up Open Label Extension or Open Label Extension or

32 Relutrigine (PRAX-562) Milestones 2H 2024: EMBOLD Cohort 2 enrolling 1H 2025: Initiate EMERALD study

33 >$500M US Market Opportunity * Poke G, Stanley J, Scheffer IE, Sadleir LG. Epidemiology of Developmental and Epileptic Encephalopathy and of Intellectual Disability and Epilepsy in Children >100k Developmental Epilepsies with high seizure burden using sodium channel blockers* >$2B+ Opportunity for DEEs ~5K SCN2/8A US patients Relutrigine Addressable Patients Peak Revenue Potential Relutrigine is poised to disrupt the DEE market

34 Superior selectivity for disease-state NaV channel hyperexcitability Unprecedented therapeutic window with potential for superior safety and efficacy Generally well-tolerated with mostly mild to moderate AEs, no drug-related SAEs and no relutrigine dose reduction required Demonstrated robust seizure reduction and unprecedented seizure-free status per 28-day period Preclinical and emerging clinical data demonstrate relutrigine has the potential to be a first- and best-in-class small molecule for DEEs RELUTRIGINE SCN2A, SCN8A FORMULATED FOR PEDIATRIC USE SMALL MOLECULE FUNCTIONAL STATE MODULATOR

35 Relutrigine Phase 1 summary Source: Praxis data on file; https://investors.praxismedicines.com/news-releases/news-release-details/praxis-precision-medicines-provides-corporate-update-and-5 * Co-administration of supra-therapeutic doses of relutrigine and oxcarbazepine led to additive sodium blocking effects, including resulting in SAEs All TEAEs mild to moderate as stand-alone therapy*, with headache & dizziness most common TEAEs Significant changes observed between placebo and relutrigine on qEEG biomarkers Relutrigine has been generally well tolerated in over 130 healthy volunteers No MTD at exposures multiple fold above therapeutic range indicates potential for superior therapeutic index

Relutrigine Phase 2 EMBOLD study design and endpoints


DOUBLE-BLIND TREATMENT PERIOD
(4 x 4-week periods => 16 WEEKS)
1:1
Randomization
and Baseline
N=16
(SCN2A/SCN8A)
Relutrigine for 4 x 4 weeks
0.5 mg/kg/day
Placebo for 1 x 4 weeks
Relutrigine for 3 x 4 weeks*
0.5 mg/kg/day
OLE
TREATMENT
PERIOD
(48 WEEKS)
Relutrigine

KEY ENDPOINTS:

- Incidence and severity of treatment-emergent adverse events (TEAEs)
- Change from baseline in monthly (28-day) motor seizure frequency
- Seizure freedom achieved for a 4-week period
- Clinical and Caregiver Global Impression of Improvement and Severity

EMBOLD

* Participants receive either 0.5 mg/kg/day relutrigine QD for 16 weeks or 0.5 mg/kg/day relutrigine QD for 12 weeks & matching placebo QD for 4 weeks. Participants in the relutrigine/placebo arm will receive placebo for 4 consecutive weeks during the 16-week treatment period, with timing of placebo administration blinded for both participants and investigator. Dose adjustment permitted to a max of 1.0 mg/kg/day and a min of 0.25 mg/kg/day.

PRAXIS | 36

37 Relutrigine demonstrated robust reduction in motor seizures and unprecedented seizure-free status per 28-day period *Percent reduction derived from log-transformed placebo-adjusted relutrigine effect **Assessment of motor seizures over the controlled plus open-label periods through August 21, 2024 • 33% of patients seizure- free after initiating on relutrigine** • Longest follow-up >200 days seizure-free 5 patients 1,778 Motor Seizures at Baseline (n=15) 46% placebo-adjusted reduction in motor seizures over double-blind period* Seizure Freedom Periods Never Seen Before in this Population

38 -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Relutrigine patients demonstrated significant improvement over the short and long-term in motor seizures Long-term extension data for 8 patients with data available for at least one 28-day period as of August 21, 2024 Placebo (n=7) -1.6% Relutrigine (n=8) -27% Relutrigine (n=8) -75% 7 patients increased the dose of relutrigine to 1 mg/kg during the double- blind period, 2 additional patients during the long-term extension Seizure freedom associated with exposures achievable by 1 mg/kg Long-term extensionSingle 28-day period M ed ia n Im pr ov em en t

39 Meaningful and consistent impact in days without motor seizures for relutrigine treated patients * Inclusive of OLE period 3 3 20 46 0 5 10 15 20 25 30 35 40 45 50 Baseline all Placebo Relutrigine Relutrigine Double-Blind Treatment Period All drug periods* Mean of longest period without seizures Se iz ur e Fr ee D ay s

40Clinical Global Impression of Improvement and Caregiver Global Impression of Improvement assessed at Week-16 visit 57% 71% 43% 29% 69% 62% 31% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% Alertness Seizure Severity and Intensity Communication Disruptive Behavior Clinician Caregiver Relutrigine treatment led to disease modifying impact Meaningful gains in overall well-being of patients, despite severity and historical lack of improvement with available treatments % of patients showing improvement in the CGI-I and CgGI-I domains

SCN2A and SCN8A are the tip of the iceberg in addressing the significant unmet needs across the spectrum of other DEEs


SCN2A, SCN8A
Other DEEs
High Seizure Burden
+
Genetic Epilepsies

EMBOLD

~5,000 patients

>$500m peak revenue

>70%
DEE patients treated with sodium channel blockers*

Low tolerability and inadequate response

>100,000 patients

>$2bn peak revenue market opportunity

*Based on PubMed Search of DEEs that could use SCBs to treat focal seizures when they presented.

PRAXIS | 41

42 Regulatory agency input • EMBOLD registrational Cohort 2 initiated • Leveraging EMBOLD successful study design Next steps Initiated EMBOLD cohort 2 registrational trial for SCN2A and 8A, begin enrollment for EMERALD trial in 1H 2025 2H 2024 1H 2025 Initiate EMERALD Trial 1:1 Randomization N=80 (SCN2A/SCN8A) Relutrigine for 4 x 4 weeks 1 mg/kg/day Placebo for 1 x 4 weeks Relutrigine for 3 x 4 weeks 1 mg/kg/day SCN2A /8A DEES DEEs Relutrigine Placebo Ongoing Study Preliminary Design

43 Elsunersen (PRAX-222) SOLIDUS ASO PLATFORM

44 Elsunersen specifically designed for SCN2A GoF patients DISEASE OVERVIEW • Epilepsy and developmental impairment before the age of 16 years occurs in 1 in 340 children • The majority of these cases result from sporadic de novo genetic variation • In both de novo and familial forms of epilepsy some 900 genes have been identified • Many of these genes also represent opportunities for intervention in other neurological disorders • Patients with SCN2A-DEE have a debilitating and ultimately fatal trajectory • Affects approximately 1,500 patients in the US RESEARCH APPROACH Modifying gene expression to address both gain and loss of function disorders is achieved through various ASO modalities to either silence harmful genes or enhance expression of reduced function or missing genes

Significant reduction in seizures observed for SCN2A patients

EMBRAVE

Overall % reduction in seizures from 28-day baseline (n=4)


Improvement
-39%
-43%
Mean
Median

Overall relative % increase in seizure-free days from 28-day baseline (n=4)


Improvement
52%
48%
Mean
Median

- No TEAEs or SAEs considered related to study drug
- All TEAEs recovered/resolved

Data from Part 1 of EMBRAVE Study, https://praxismedicines.com/wp-content/uploads/2023/12/Frizzo_AES2023_EMBRAVE_Poster_Final.pdf

PRAXIS | 45

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